UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2007

INTERNATIONAL GOLD RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50103	20-0873122
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7200 S. Alton Way, Suite B-230, Centennial, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 936-1300

__________                                         ________N/A                        ________                  ___________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 2, 2007, International Gold Resources, Inc. (the “Company”) (Pink Sheets:  IGRU), a Delaware Corporation, sold 10,000,000 unregistered shares of Common Stock in a private placement to multiple accredited investors at $0.25 per share of Common Stock or $2,500,000 in the aggregate.  No underwriting discounts or commissions were paid in connection with these transactions.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder, based on the identity and number of investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Gold Resources, Inc.

/s/ J. Roland Vetter
J. Roland Vetter
President and Chief Financial Officer

Dated:  October 2, 2007